FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Yield Fund
First Eagle Fund of America
(the “Funds”)

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 20, 2015
TO PROSPECTUS DATED MARCH 1, 2015

On July 20, 2015, First Eagle Investment Management, LLC (the “Adviser”), the investment adviser to the First Eagle Funds, announced a definitive agreement under which a majority investment in the Adviser would be made by private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms. The investment is being made through the Adviser’s holding company, Arnhold and S. Bleichroeder Holdings, Inc.

The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

As required under the Investment Company Act of 1940, consummation of the transaction will be deemed an “assignment” of the investment management agreements between the First Eagle Funds and the Adviser, which will result in automatic termination of each agreement. It is anticipated that the Board of Trustees of the First Eagle Funds (the “Board”) will consider new investment management agreements with the Adviser for the Funds. If approved by the Board, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2015. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management”.